UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 24, 2006



                         GREENE COUNTY BANCSHARES, INC.
                         ------------------------------
             (Exact name of Registrant as specified in its charter)



           Tennessee                     0-14289                  62-1222567
           ---------                     -------                  ----------
 (State or Other Jurisdiction          (Commission             (I.R.S. Employer
       of Incorporation)               File Number)          Identification No.)


            100 North Main Street, Greeneville, Tennessee 37743-4992
            --------------------------------------------------------
                    (Address of principal executive offices)


                                 (423) 639-5111
                                 --------------
               Registrant's telephone number, including area code


                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On January 24, 2006, Greene County Bancshares, Inc. (the "Company") announced its financial results for the fourth quarter and year ended December 31, 2005. The full text of the press release is set forth in Exhibit 99.1 hereto.

     The information in this Form 8-K and the attached Exhibit is being furnished pursuant to Item 2.02 "Results of Operations and Financial Condition" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.



ITEM 7.01. REGULATION FD DISCLOSURE.

     On January 24, 2006, the Company announced its financial results for the fourth quarter and year ended December 31, 2005. The full text of the press release is set forth in Exhibit 99.1 hereto.

     The information in this Form 8-K and the attached Exhibit is being furnished pursuant to Item 7.01 "Regulation FD Disclosure" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.



ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

          (d)  Exhibits.

               99.1             Press Release dated January 24, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GREENE COUNTY BANCSHARES, INC.


Date: January 24, 2006                  By: /s/ James E. Adams
                                            ------------------------------------
                                                James E. Adams
                                                Senior Vice President and
                                                Chief Financial Officer
                                                (Duly Authorized Representative)

                                  EXHIBIT INDEX

Exhibit
Number                  Description of Exhibit(s)
-------                 -------------------------

 99.1 Copy of press release issued by the Company on January 24, 2006.